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                               PIMCO ADVISORS VIT
                          Prospectus dated July 1, 2003

PIMCO ADVISORS VIT (the "Fund", formerly OCC Accumulation Trust) is an open-end investment company with the following investment portfolio (the "Portfolio"):

           NFJ Small Cap Value Portfolio ("Small Cap Value Portfolio")


Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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                                TABLE OF CONTENTS

                                                                            PAGE
Risk/Return Summary.                                                          3

Sub-Adviser's Past Performance                                                5

Principal Investment Strategies.                                              6

Risks.                                                                        7

Investment Policies.                                                          8

Fund Management.                                                              9

Share Price.                                                                 10

Distributions and Taxes.                                                     11

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                               RISK/RETURN SUMMARY

INVESTMENT GOALS       Small Cap Value Portfolio  Long term capital appreciation


PRINCIPAL INVESTMENT
STRATEGIES             -  The Small Cap Value Portfolio invests at least 80% of
                          its net assets, plus the amount of any borrowings for investment purposes, in companies with market capitalizations between $100 million and $2 billion that the investment adviser believes are undervalued by the market.

INVESTMENT
PHILOSOPHY             OpCap Advisors LLC ("OpCap Advisors") is the investment
                       adviser to of the Portfolio. OpCap Advisors has retained
                       NFJ Investment Group L.P. ("NFJ") as sub-adviser to the
                       Portfolio.

                       NFJ employs a deep value equity investment style that focuses on both income and capital appreciation potential. NFJ follows a disciplined investment process that emphasizes broad industry diversification and dividend income. Grounded in in-depth research and analysis, this process enables NFJ to identify stocks with attractive valuations and strong long-term growth potential while controlling total portfolio risk.

                       The main proxy of undervaluation that NFJ uses is the price earnings ratio. Other variables such as price to book, price to sales, and price to cash flow ratios are also utilized to confirm an attractive valuation. Once the low P/E screen is completed, the focus turns to intensive fundamental research with the objective of determining whether a stock is actually mispriced as indicated by the low P/E multiple or whether the stock is correctly priced due to a particular fundamental reason.

                       There can be no assurance that NFJ will achieve its goals.

PRINCIPAL RISKS        If you invest in the Portfolio, you could lose money or
                       the Portfolio could underperform other investments if any of the following happens:

                       -  The stock market goes down
                       - The Portfolio's investment style (i.e., value) falls out of favor
                       - The Portfolio's investment sector (i.e., small cap securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                       - The market does not recognize the stocks as being undervalued.

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                       If the Portfolio invests in debt securities, you could
                       lose money or the Portfolio could underperform other investments if any of the following events occur:

                       -  Interest rates rise and the bond market declines
                       -  Bond issuers cannot meet their obligations
                       - As a result of pre-payments, the Portfolio may have to reinvest at lower rates.

BAR CHART &            Performance for the Portfolio is not shown in a bar chart
PERFORMANCE            or table because it does not have a full calendar year of
TABLE                  performance. Supplemental performance of the sub-adviser
                       with regard to the Portfolio can be found in the section captioned "Sub-Adviser's Past Performance."

FEES &                 This table describes the fees and expenses you may pay if
EXPENSES               you buy and hold shares of the Portfolio. Overall fees
                       and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable
                       Contract fees and expenses charged by the insurance company.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        Not applicable

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                            TOTAL ANNUAL
                         DISTRIBUTION                         PORTFOLIO            FEES AND          NET PORTFOLIO
       MANAGEMENT       AND/OR SERVICE       OTHER            OPERATING       EXPENSES WAIVED OR       OPERATING
          FEE            (12b-1) FEES       EXPENSES          EXPENSES           REIMBURSED(1)         EXPENSES
       ----------       --------------      --------        ------------      ------------------     -------------
         0.80%               None           0.20%(2)            1.00%                None                1.00%

(1)The Adviser has contractually agreed to reduce total annual portfolio operating expenses of the Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by the Adviser through December 31, 2013.

(2)Estimated (based on expenses for the current fiscal year)


The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These

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Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in the Portfolio may be made. If expenses at the contract level were included, fees would be higher.

           1 YEAR             3 YEARS             5 YEARS             10 YEARS
           ------             -------             -------             --------
           $  102             $   318               N/A                  N/A

                         SUB-ADVISER'S PAST PERFORMANCE

The performance results shown below represent composite returns (the "Composite") derived from performance data furnished by NFJ, which is sub-adviser to the Portfolio. The Composite for the Portfolio is comprised of all accounts managed by NFJ Investment Group with substantially similar investment objectives, policies and strategies as the Portfolio.

The Composite has not been subject to the same types of expenses and restrictions to which the Portfolio is subject to. The information regarding the performance of the Composite does not represent any of the performance of the Portfolio. Such information should not be considered a prediction of the future performance of the Portfolio. The Portfolio is newly organized and do not have a performance record of its own.

Unlike the Portfolio, the accounts comprising the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Service Code of 1986. Complying with these regulatory requirements may have an adverse effect on each fund's performance relative to that of a composite in which all or some accounts are not subject to such requirements.

The following table reflects data supplied by the sub-adviser relating to the performance of all fee paying, fully discretionary portfolios using the strategies similar to the Portfolio but not necessarily identical to those of the Portfolio. Performance of the Composite is not that of the corresponding portfolio, is not a substitute for the corresponding portfolio's performance and does not predict a fund's performance results, which may differ from the Composite's results.

The table shows the average annual total returns of the Composite managed by NFJ for the periods set forth below. The Composite returns are also compared against the relevant benchmarks.

THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS.

The benchmark (or index) for the Composite is a measure of the broad market for its strategy. The index is included to provide a detailed basis of comparison. The index is unmanaged and reflects past performance, which is not indicative of future results.

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                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                                   SINCE
                                    1 YEAR          3 YEAR         5 YEARS        10 YEARS      INCEPTION(1)
                                    ------          ------         -------        --------      ------------
   Small Cap Value Composite          2.82           14.51            4.94           12.08            12.02%
   Russell 2000 Value Index         (11.42)           7.43            2.71           10.84            11.07%

      (1)The inception periods for the Small Cap Value Composite is 2/1/89.


           INFORMATION ABOUT PAST PERFORMANCE COMPOSITE OF SUB-ADVISER

The past performance data for the Composite has been adjusted to reflect the management fees and other expenses actually paid by the Portfolio and assume the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Composite. The performance of the Composite would have been lower than that shown above if the Composite had been subject to the fees and expenses of the Portfolio and to other restrictions applicable to investment companies under relevant laws.

Average Annual Total Return: Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composite is valued monthly and portfolio returns are asset weighted using beginning-of-month market values. Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.


                         PRINCIPAL INVESTMENT STRATEGIES

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investments in undervalued small capitalization securities.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $100 million and $2 billion that NFJ believes are undervalued in the marketplace. The Portfolio invests a significant portion of its assets in common stocks of companies with below-average price-to-earnings ratios relative to the market and their respective industry groups. To achieve income, the Portfolio invests a significant portion of its assets in income-producing (e.g. dividend paying) common stocks. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers.

Q  What are the potential rewards of investing in the Portfolio?

                                        6
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A  Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for appreciation for small cap companies could result from product expansion or product improvement, industry transition, new management or the sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. As additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation over the long term.


                                      RISKS

Q  What are the principal risks of investing in the Portfolio?

A The Portfolio invests principally in equity securities. Equity securities may be affected by the following:

    STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

    Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

    SECURITY SELECTION - The portfolio manager may select stocks that decline in value or are not recognized as undervalued by the market.

    ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

    SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

    INVESTMENT STYLE - Value stocks may be out of favor for a period of time. This investment style can produce poor returns for a period of time.

    FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, NFJ uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

        - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

        - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

        - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

                                        7
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        -   Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

        - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

        - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investment in emerging markets to no more than 5% of its total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

        - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

        - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

        - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q  Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolio use derivative instruments?

A  Yes. The Portfolio may purchase and sell derivative instruments, including:

   -    futures contracts
   -    options on futures contracts
   -    forward foreign currency contracts
   -    covered calls written on individual securities
   -    uncovered calls and puts
   -    options on stock indices
   -    swaps.

   The Portfolio does not expect to use derivative instruments significantly, if at all.

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Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of the Portfolio if:

   -    Its investment adviser uses a derivative instrument at the wrong time
   - The prices of the Portfolio's futures or options positions are not correlated with its other investments
   -    The Portfolio cannot close out a position because of an illiquid market.

Q  Does the Portfolio expect to engage in short-term trading?

A  The Portfolio does not expect to engage in frequent short-term trading.

Q  Can the Portfolio vary from its investment goals?

A Under unusual market conditions or when the Portfolio's investment adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $22 billion of assets under management as of December 31, 2002. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. NFJ is responsible for the day-to-day management of the Portfolio.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fees it receives to NFJ in return for its services.

*Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of the Portfolio's

                                        9
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average net assets, 0.75% on the next $400 million of average net assets and
0.70% of assets in excess of $800 million.

OpCap Advisors will pay NFJ a fee at the annual rate of 0.40% of the first $400 million of the Portfolio's average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million.

NFJ

Founded in 1989, NFJ has approximately $2 billion of assets under management as of December 31, 2002. NFJ provides advisory services to mutual funds and institutional accounts. NFJ has its principal offices at 2121 San Jacinto, Suite 1840, Dallas, TX 75201.

PORTFOLIO MANAGERS

[PHOTO OF E. CLIFTON HOOVER]

E. Clifton Hoover, a Principal and Portfolio Manager at NFJ Investment Group, is the co-portfolio manager of the Portfolio. Prior to joining NFJ in 1997, Mr. Hoover was a vice president, financial analyst and portfolio manager at Credit Lyonnaise. Mr. Hoover received a BBA and an MS from Texas Tech University.

[PHOTO OF BEN J. FISCHER]

Ben J. Fischer, a Managing Director and founding partner of NFJ Investment Group, is the co-portfolio manager of the Portfolio. Prior to the formation of NFJ, he was Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Mr. Fischer received a BA and a JD degree from Oklahoma University and an MBA from New York University.


                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the "NYSE Close"). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                     TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = -----------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

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The Fund generally uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price its shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the NYSE close (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends as dividends to shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to variable accounts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensure. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to

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undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

                                       12
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For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolio at 1-800-700-8258.

You can review and copy the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

    After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
    Telephone: 1-202-942-8090

    Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

PIMCO ADVISORS VIT

Small Cap Value Portfolio

FILE # 811-08512

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